UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2025

QUIDELORTHO CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 552-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On May 20, 2025, QuidelOrtho Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s stockholders approved the adoption of the Company’s Second Amended and Restated 2018 Equity Incentive Plan (the “Second A&R 2018 Plan”) to amend and restate the Company’s Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”) to (1) increase the number of shares of the Company’s common stock authorized for issuance under the 2018 Plan by 6,200,000 shares; (2) extend the term of the 2018 Plan to May 20, 2035; and (3) make related administrative changes.

For additional information regarding the Second A&R 2018 Plan, please refer to the heading “Summary of the Second Amended and Restated 2018 Equity Incentive Plan” contained in Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2025 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Second A&R 2018 Plan, which is filed hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement.

Proposal No. 1

The Company’s stockholders elected the eleven director nominees to the Company’s Board of Directors by the votes set forth in the table below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Brian J. Blaser	59,138,889	321,909	3,395,934
Kenneth F. Buechler, Ph.D.	56,977,744	2,483,054	3,395,934
John R. Chiminski	59,197,660	263,138	3,395,934
Evelyn S. Dilsaver	58,981,998	478,800	3,395,934
R. Scott Huennekens	57,592,571	1,868,227	3,395,934
Edward L. Michael	58,956,730	504,068	3,395,934
Mary Lake Polan, M.D., Ph.D., M.P.H.	58,499,916	960,882	3,395,934
Ann D. Rhoads	58,295,029	1,165,769	3,395,934
Matthew W. Strobeck, Ph.D.	59,181,025	279,773	3,395,934
Kenneth J. Widder, M.D.	58,150,438	1,310,360	3,395,934
Joseph D. Wilkins Jr.	58,659,151	801,647	3,395,934

Proposal No. 2

The Company’s stockholders approved the adoption of the Second A&R 2018 Plan by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,197,594	3,246,510	16,694	3,395,934

Proposal No. 3

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,564,697	5,878,744	17,357	3,395,934

Proposal No. 4

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,737,831	67,035	51,866	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit Number	Description of Exhibit

10.1	QuidelOrtho Corporation Second Amended and Restated 2018 Equity Incentive Plan.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025

QUIDELORTHO CORPORATION

By:	/s/ Michelle A. Hodges
Name:	Michelle A. Hodges
Its:	Secretary